LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated November 2, 2015 to the

Prospectus dated March 1, 2015

The following table replaces the table in the subsection under “Management – Portfolio Manager” on page 11 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert I. Gerber, Partner and Chief Investment Officer	2005
Giulio Martini, Portfolio Manager	2015

The following paragraph replaces the first paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 135 of the prospectus:

Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett, heads each Fund’s team. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team since 2005. Assisting Mr. Gerber is Giulio Martini, Portfolio Manager. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015 and Chief Investment Officer of Currency Strategies at Sanford C. Bernstein & Co. from 1985 to 2012. Mr. Gerber and Mr. Martini are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.